HIGHLAND ALL CAP EQUITY VALUE FUND
AN INVESTMENT PORTFOLIO OF HIGHLAND FUNDS I
Supplement dated October 26, 2010
To Class A and C Shares Prospectus, Class I Shares Prospectus and Class Z Shares Prospectus each dated March 31, 2010, as Supplemented

Highland All Cap Equity Value Fund
IMPORTANT NOTICE
     On October 26, 2010, the Board of Trustees of Highland Funds I approved the liquidation and termination of Highland All Cap Equity Value Fund (the “Fund”). The Fund’s liquidation date (the “Liquidation Date”) will be as soon as reasonably practicable. The Fund remains closed to new investments.
     Any shareholder who continues to hold shares of the Fund on the Liquidation Date will be sent, within 7 days of the Liquidation Date, a liquidating distribution equal to such shareholder’s portion of the Fund’s assets (less its outstanding obligations, taxes and other liabilities accrued or contingent). At any time prior to the Liquidation Date, shareholders may redeem their Fund shares or exchange their Fund shares (subject to minimum investment account requirements) for shares of the same share class of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Floating Rate Fund or Highland Floating Rate Advantage Fund or shares of the Money Market Fund. Class I Shares of the Fund do not have exchange privileges. You may redeem or exchange your Fund shares on any business day prior to the Liquidation Date by contacting us directly by mail or by telephone (by calling toll free 1-877-665-1287). If you invest through a financial advisor, broker-dealer or other financial intermediary, you should contact the financial advisor, broker-dealer or other financial intermediary for more information on how to redeem or exchange your shares. From the date hereof through the Liquidation Date, (a) shareholders of the Fund will not be charged a redemption fee (short-term trading fee) with respect to shares that are redeemed within two months or less after the date of purchase and (b) Class C shareholders of the Fund and Class A shareholders of the Fund who purchased without initial sales charges and are subject to a CDSC will not be charged a CDSC upon the redemption or exchange of their shares. The sale, exchange or liquidation of your shares will generally be a taxable event. For U.S federal income tax purposes, any liquidating distribution will generally be treated like a redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.
     From the date of this prospectus supplement through the Liquidation Date, the Fund is not expected to invest in accordance with its investment objective and principal investment strategies. The Fund expects to hold all or a substantial portion of its assets in cash and money market instruments during this period.
     The resignation of JS Asset Management, LLC as sub-adviser will be effective as of the close of business on October 28, 2010. On October 29, 2010, Highland Capital Management, L.P. (the “Adviser”)

will assume direct responsibility for the day-to-day management of the Fund’s portfolio of securities. Based on the contractual waiver of advisory and administrative fees and agreement to reimburse certain Fund-level expenses that has been in effect since the Fund’ s inception, the Adviser will not receive any advisory or administrative services fee for such services.
     Please contact the Highland Funds at 1-877-665-1287 for more information.